UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 August 6, 2003
                                 --------------

                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          FLORIDA                     0-26762                  65-0271219
          -------                     -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
                           ---------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 384-0175
                                                           --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).    Exhibits

99.1    Press Release of Pediatrix Medical Group, Inc., dated August 6, 2003.

Item 9. REGULATION FD DISCLOSURE
        (provides information required by Item 12. Results of Operations and Financial Condition)

On August 6, 2003, Pediatrix Medical Group, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2003. The press release is attached as an exhibit hereto and is incorporated herein by reference.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PEDIATRIX MEDICAL GROUP, INC.


Date:  August 6, 2003                       By:     /s/ Karl B. Wagner
                                                    --------------------------
                                                    Karl B. Wagner
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

99.1            Press Release dated August 6, 2003.